Basis of preparation	6 Months Ended
Jun. 30, 2022
Corporate Information And Statement Of IFRS Compliance [Abstract]
Disclosure of basis of preparation of financial statements [text block]	Basis of preparation
The interim financial information included in this report has been prepared in accordance with IAS 34 'Interim Financial Reporting'.
The results for the interim periods are unaudited and, in the opinion of management, include all adjustments necessary for a fair presentation of the results for each period. All such adjustments are of a normal recurring nature. This report should be read in conjunction with the consolidated financial statements and related notes for the year ended 31 December 2021 included in BP Annual Report and Form 20-F 2021.
The directors consider it appropriate to adopt the going concern basis of accounting in preparing these interim financial statements.
bp prepares its consolidated financial statements included within BP Annual Report and Form 20-F on the basis of International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board (IASB), IFRS as adopted by the UK, and European Union (EU), and in accordance with the provisions of the UK Companies Act 2006 as applicable to companies reporting under international accounting standards. IFRS as adopted by the UK does not differ from IFRS as adopted by the EU. IFRS as adopted by the UK and EU differ in certain respects from IFRS as issued by the IASB. The differences have no impact on the group’s consolidated financial statements for the periods presented.
The financial information presented herein has been prepared in accordance with the accounting policies expected to be used in preparing BP Annual Report and Form 20-F 2022 which are the same as those used in preparing BP Annual Report and Form 20-F 2021. There are no new or amended standards or interpretations adopted from 1 January 2022 onwards that have a significant impact on the financial information.
Significant accounting judgements and estimates
bp's significant accounting judgements and estimates were disclosed in BP Annual Report and Form 20-F 2021. These have been subsequently considered at the end of each quarter to determine if any changes were required to those judgements and estimates.
Pensions and other post-retirement benefits
The group's defined benefit plans are reviewed quarterly to determine any changes to the fair value of the plan assets or present value of the defined benefit obligations. As a result of the review during the second quarter of 2022, the group's total net defined benefit plan surplus as at 30 June 2022 is $5.3 billion, compared to a surplus of $4.1 billion at 31 December 2021. The movement for the six months principally reflects net actuarial gains reported in other comprehensive income arising from increases in the UK, US and Eurozone discount rates and decreases in certain long-term inflation rates partly offset by negative asset performance. The current environment is likely to continue to affect the values of the plan assets and obligations resulting in potential volatility in the amount of the net defined benefit pension plan surplus/deficit recognized.
Investment in Rosneft
On 27 February 2022, bp announced it will exit its shareholding in Rosneft and bp's two nominated Rosneft directors both stepped down from Rosneft's board. As a result, the significant judgement on significant influence over Rosneft was reassessed and a new significant estimate was identified for the fair value of bp's equity investment in Rosneft. From that date, bp accounts for its interest in Rosneft as a financial asset measured at fair value within ‘Other investments’. Russia has implemented a number of counter-sanctions including restrictions on the divestment from Russian assets by foreign investors. Further, bp is not able to sell its Rosneft shares on the Moscow Stock Exchange and is unable to ascribe probabilities to possible outcomes of any exit process. As a result, it is considered that any measure of fair value, other than nil, would be subject to such high measurement uncertainty that no estimate would provide useful information even if it were accompanied by a description of the estimate made in producing it and an explanation of the uncertainties that affect the estimate. Accordingly, it is not currently possible to estimate any carrying value other than zero when determining the measurement of the interest in Rosneft as at 30 June 2022.
At Rosneft's annual general meeting on 30 June 2022, shareholders approved a resolution to pay dividends of 23.63 roubles per ordinary share for the second half of 2021 (49 billion roubles bp share before withholding tax). Russia has imposed restrictions on the payment of dividends to certain foreign shareholders, requiring such dividends to be paid in roubles into a restricted bank account and a requirement for approval of the Russian government for transfers from such bank accounts out of Russia. It is not clear in what circumstances such approval would be given. Given the restrictions applicable to such accounts, management considers that the criteria for recognising dividend income from Rosneft in the second quarter have not been met.
As a result of bp's decision to exit its shareholding in Rosneft in the first quarter 2022, the group has ceased to report Rosneft as a separate segment in its financial reporting for 2022. Rosneft results up to 27 February 2022 are included within other businesses & corporate (OB&C), and 2021 comparatives have been restated to include the Rosneft segment as per the table below.
Note 1. Basis of preparation (continued)

	OB&C (as previously reported)	Rosneft (as previously reported)	OB&C restated	OB&C (as previously reported)	Rosneft (as previously reported)	OB&C restated
	Second	Second	Second	First	First	First
	quarter	quarter	quarter	half	half	half
$ million	2021	2021	2021	2021	2021	2021

Profit (loss) before interest and tax	(425)	711	286	(1,103)	1,162	59
Inventory holding (gains) losses*	—	(68)	(68)	—	(156)	(156)
RC profit (loss) before interest and tax	(425)	643	218	(1,103)	1,006	(97)
Net (favourable) adverse impact of adjusting items	120	46	166	628	46	674
Underlying RC profit (loss) before interest and tax	(305)	689	384	(475)	1,052	577
Taxation on an underlying RC basis	101	(68)	33	155	(103)	52
Underlying RC profit (loss) before interest	(204)	621	417	(320)	949	629
Since the first quarter 2022, bp has also determined that its other businesses with Rosneft within Russia, which are included in the oil production & operations segment also have a fair value of nil and are subject to similar sanctions and restrictions with respect to the receipt of dividends as described above. None of the other businesses with Rosneft within Russia declared a dividend in the second quarter 2022.
The total pre-tax charge in the first half of 2022 relating to bp’s investment in Rosneft and other businesses with Rosneft in Russia is $25,520 million.

Events after the reporting period
On 11 July 2022 the UK government introduced legislation which imposes a new levy on the profits of UK oil and gas companies. The new levy will increase the headline rate of tax from 40% to 65% on profits from bp’s North Sea business made from 26 May 2022 until 31 December 2025. The introduction of the levy will result in a one-off non-cash deferred tax charge of an estimated $0.8 billion to reflect the higher tax rate now applicable to existing temporary differences unwinding over the period 1 October 2022 to 31 December 2025. As the legislation was substantively enacted after 30 June 2022, this charge will be presented in the third quarter 2022.